Exhibit 10.3.0

FORM OF

RESTRICTED STOCK AGREEMENT

(2005 LTIP Version)

Restricted Stock Agreement (this “Agreement”), dated as of August 31, 2005 (the “Grant Date”), between GrafTech International Ltd. (the “Corporation”) and                      (the “Participant”).

BACKGROUND

Reference is made to the GrafTech International Ltd. 2005 Equity Incentive Plan (the “Plan”). A copy of the Plan has been made available to the Participant and the terms of the Plan are incorporated herein by reference.

The Plan allows the Corporation to provide rewards and incentives to, among others, employees of the Company by, among other things, granting them shares of Common Stock. The Board or the Compensation Committee has determined that it would be in the best interest of the Corporation and its stockholders to grant the Restricted Shares to the Participant under the Plan.

In consideration of the covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

Whenever capitalized terms are used in this Agreement, they shall have the meanings set forth in this Agreement or, if not defined in this Agreement, as set forth in the written employment agreement between the Participant and the Corporation or a Subsidiary or, if not defined in this Agreement and if not defined in such an employment agreement or there is no such employment agreement, as set forth in the Plan.

“Cause” shall mean:

(i) gross neglect or willful and continuing refusal by the Participant to substantially perform his or her duties or responsibilities for or owed to the Company (other than due to death, Disability or Retirement);

(ii) breach by the Participant of his or her confidentiality obligations owed to the Company;

(iii) willful engagement by the Participant in conduct which is demonstrably injurious to the Company (including a breach by the Participant of his or her confidentiality, non-competition or non-solicitation obligations owed to the Company); or

(iv) conviction or plea of nolo contendere by the Participant to a felony or a misdemeanor involving dishonesty or financial or economic wrongdoing (such as fraud, embezzlement, insider trading, bribery, theft, price fixing, graft or corrupt payments, perjury or false certification).

ARTICLE II

GRANT OF RESTRICTED SHARES

2.1 Grant of Restricted Shares. The Participant is hereby granted                      shares of Common Stock subject to the restrictions and conditions set forth in this Agreement. References in this Agreement to “Restricted Shares” mean the shares of Common Stock granted hereby and any cash, securities, rights or property distributed in respect thereof or issued in exchange therefor (which shall be subject to the same restrictions and provisions as such shares).

2.2 Value of Restricted Shares. The Fair Market Value of the Restricted Shares at the close of trading on the Grant Date was $             per share.

2.3 Grant Information. The Restricted Shares have been granted under the Plan. The Board or the Compensation Committee authorized the grant of the Restricted Shares on August 31, 2005.

ARTICLE III

VESTING OF RESTRICTED SHARES

All of the Restricted Shares are unvested. Subject to Section 6.2, Restricted Shares shall vest upon, but only upon, the earliest to occur of the events described in Section 3.1, 3.2 or 3.3, in each case subject to the limitations set forth in Section 3.4. Subject to Section 6.2, all unvested Restricted Shares shall be forfeitable as set forth in Section 3.4 and shall be non-transferable as set forth in Section 4.3. All vested Restricted Shares shall become non-forfeitable and transferable at the time they first vest, although:

(i) transferability may be subject to pre-clearance, blackout, registration and other restrictions under the Company’s insider trading and other compliance policies and procedures;

(ii) transferability may be restricted under Section 4.4 until all Withholding Requirements (as defined herein) are satisfied; and

(iii) transfers by executive officers should be reviewed in advance to determine if there would be any potential liability for short-swing profits under Section 16(b) of the Exchange Act.

3.1 Time Vesting. If not sooner vested and unless previously forfeited pursuant to Section 3.4, one-third of the Restricted Shares shall vest at the close of trading on August 31 of each of 2006, 2007 and 2008 if, and only if, the Participant’s employment by the Company continues through such August 31, respectively.

3.2 Accelerated Vesting. If not sooner vested and unless previously forfeited pursuant to Section 3.4, all of the Restricted Shares shall vest upon the occurrence of a Change in Control.

3.3 Discretionary Vesting. The Compensation Committee or the Board may accelerate the vesting of any or all of the Restricted Shares at any time and for any reason.

3.4 Effect of Termination of Employment and Other Events on Vesting; Forfeiture of Unvested Restricted Shares. Unless otherwise determined by the Board or the Compensation Committee and subject to Section 6.2, all unvested Restricted Shares shall cease to vest and shall be forfeited upon the earliest to occur of:

(i) the time of notification of the termination of the Participant’s employment by the Company for Cause or Detrimental Conduct;

(ii) the date of the termination of the Participant’s employment by the Company for any reason other than Cause or Detrimental Conduct or the date of the Participant’s resignation from employment with the Company for any reason; or

(iii) the date on which the Board or the Compensation Committee takes such action pursuant to Article V (or such later date as may be specified by the Board or the Compensation Committee).

3.5 Effective Date of Termination of Employment or Retirement. For purposes hereof, except as otherwise set forth in Section 3.4(i), the date of resignation or termination of employment means the last date of actual employment, even if a different date is used for administrative convenience in connection with employee retirement, benefit or welfare plans.

ARTICLE IV

PROCEDURES AFFECTING RESTRICTED SHARES

4.1 Reversion to Treasury. All Restricted Shares which are forfeited shall automatically (and without need for further action by the Corporation, the Participant or any other person) revert to the Corporation and shall thereupon constitute treasury shares subject to the Plan or some other plan of the Corporation, as may be provided in the Plan or such other plan.

4.2 Delivery of Restricted Shares.

(i) The Restricted Shares will be delivered to the Participant in book entry form by causing the Restricted Shares to be credited to the Participant’s account at such brokerage firm as may be designated from time to time by the Corporation to assist in the administration of the Plan (the “Broker”).

(ii) Restricted Shares will be delivered on or before the date on which they are scheduled to vest; provided, however, that, if any Restricted Shares vest before such date, such Restricted Shares shall be delivered reasonably promptly (as determined by the Corporation) thereafter.

(iii) When Restricted Shares are delivered in book entry form, such delivery as well as all subsequent transfers and other matters relating to such Restricted Shares will be subject, in addition to all other provisions hereof, to the rules and requirements imposed by the Broker and such administrative rules and requirements as may be imposed by the Corporation. Prior to vesting, Restricted Shares will be subject to stop transfer instructions given by the Corporation to the Broker and the transfer agent for the Common Stock. Upon vesting of any Restricted Shares, such stop transfer instructions will be terminated (except as otherwise provided in connection with the Company’s insider trading and other compliance policies and procedures and except to the extent that any Restricted Shares may be sold pursuant to Section 4.4 to satisfy Withholding Requirements (as defined in Section 4.4)). Upon forfeiture of any Restricted Shares, the Broker and such transfer agent will be instructed to debit such Restricted Shares from such account and return them to the Corporation.

(iv) Each book entry relating to Restricted Shares may include such restrictive instructions in such forms as the Corporation may deem convenient, expedient, necessary or appropriate relating to the restrictions under this Agreement, applicable securities, tax or other laws or applicable rules of any securities exchange or market.

4.3 Transfer of Restricted Shares.

(i) Unvested Restricted Shares cannot be Transferred to any Person or entity or for any purpose without the prior written consent of the Corporation. Any attempt to effect a Transfer of unvested Restricted Shares without such consent shall be null and void.

(ii) To the extent necessary (as determined by the Corporation) to permit resale by the Participant of vested Restricted Shares, the Corporation will use reasonable efforts to register the resale of such Restricted Shares under the Securities Act, so long as the Corporation is permitted to do so on Form S-3 or S-8 or a similar abbreviated form and subject to the terms and conditions set forth in the Plan and such other reasonable or customary terms and conditions as be may be imposed by the Corporation (including those relating to indemnification by the Participant for errors or omissions from information provided by the Participant).

4.4 Withholding of Taxes.

(i) The Company shall withhold or deduct from any or all payments or amounts due to or held for the Participant, whether due from the Company or held in the Participant’s account at the Broker, an amount (the “Withholding Amount”) equal to all taxes (including unemployment (including FUTA), social security and medical (including FICA), and other governmental charges of any kind as well as income and other taxes) required to be withheld or deducted with respect to any and all taxable income and other amounts attributable to the Restricted Shares (the “Withholding Requirement”).

(ii) The Withholding Amount shall be determined by the Company.

(iii) The timing of withholding or deduction from such payments or amounts shall be determined by the Company; provided, however, that, if such taxes are required to be paid to a tax or other governmental authority before such withholding or deduction is made, then the Company shall pay such taxes when due as agent for the Participant and shall be entitled to reimbursement therefor from such payments or amounts, or otherwise.

(iv) The Corporation may restrict transfer of any or all vested Restricted Shares until all Withholding Requirements are satisfied.

(v) Unless the Participant has made or makes a timely election pursuant to Section 83(b) of the Code, the Participant authorizes the Corporation and the Broker to:

(A) sell, on his or her behalf and for his or her account, from time to time and at any time as the Corporation or the Broker may deem necessary, appropriate, convenient or expedient to satisfy each Withholding Requirement or to reimburse the Company in respect thereof, a sufficient number of Restricted Shares (as determined by the Corporation or the Broker) so that the net proceeds from such sale equal or exceed the applicable Withholding Amount; and

(B) use the net proceeds to satisfy such Withholding Requirement (with any excess net proceeds to be paid to or deposited in an account of the Participant).

(vi) If the Participant has made or makes an election pursuant to Section 83(b) of the Code, he or she shall immediately file a copy thereof with the Company and upon demand by the Company make a cash payment to the Company equal to any Withholding Amount in respect thereof.

(vii) In connection with any sale of Restricted Shares pursuant to this Section 4.4, the Participant agrees that:

(A) such sale may be aggregated with sales of restricted stock granted to other participants under the Plan or other plans of the Company;

(B) such aggregated sales may be made from time to time in one or more installments at any time;

(C) such aggregated sales may be made over time as the Corporation or the Broker may deem necessary, appropriate, convenient or expedient with a view toward avoidance or minimization of disruption of the market for the Common Stock, administrative convenience, minimization of costs and expenses or other factors; and

(D) the net proceeds from such aggregated sales and the sale prices of the shares sold may be allocated among such Restricted Shares and other shares of restricted stock and the Participant and such other participants as the Corporation or the Broker may deem reasonable.

(viii) The Participant understands that:

(A) different Withholding Requirements may arise at different times based on time of delivery or vesting of Restricted Shares, tax elections or other factors;

(B) different Withholding Requirements may be based on different values attributable to the Restricted Shares at such times or otherwise based on applicable tax laws, changes in the financial performance or prospects of the Company, changes in market or economic conditions or other factors;

(C) it may not be practicable or permissible to sell Restricted Shares to satisfy each Withholding Requirement at the time due because of rules and requirements of the Broker, administrative rules and requirements of the Company, restrictions under the Company’s insider trading and other compliance policies and procedures, potential liability for short-swing profits under Section 16(b) of the Exchange Act, applicable securities, tax or other laws, applicable rules of any securities exchange or market, or other factors; and

(D) as a result, Restricted Shares may be sold at times and values that differ, potentially significantly, from those applicable to such Withholding Requirement and that such differences can result in gains or losses, potentially significant, relative to those values and capital gains and losses for tax purposes in addition to the taxes described in Section 4.4(i).

(ix) The Participant hereby appoints each officer and assistant officer of the Corporation to be the Participant’s true and lawful agent, proxy and attorney-in-fact, with full power of substitution and re-substitution (each, an “attorney-in-fact” and, together, the “attorneys-in-fact”), to take, cause to be taken and authorize the taking of any and all actions (including the giving of instructions to sell and the approval of confirmations), to incur, cause to be incurred and authorize the incurrence of any and all costs and expenses (including brokerage commissions), to undertake, cause to be undertaken and authorize the undertaking of any and all obligations and to execute, acknowledge, file, publish and deliver, cause to be executed, acknowledged, filed, published and delivered and authorize the execution, acknowledgement, filing, publication and delivery of any and all agreements, instruments and documents (including stock powers, account agreements and related documents, and wire transfer instructions) which any such attorney-in-fact may deem necessary, appropriate, convenient or expedient to sell Restricted Shares, on behalf and for the account of the Participant, to generate net proceeds to satisfy any and all Withholding Requirements, to use net proceeds in satisfaction thereof and to otherwise give effect to the intent and purposes of this Section 4.4, all in the name of the Participant, any such attorney-in-fact, the Corporation or any Subsidiary and all at such times, in such manners, in such amounts, on such exchanges or markets, on such terms, through such brokers, dealers and accounts and otherwise as any such attorney-in-fact may determine in his or her sole and absolute discretion, and hereby grants to each attorney-in-fact the full power and authority to do any and all things necessary, convenient, expedient or appropriate in connection therewith. This power of attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the Participant in favor of persons other than the attorneys-in-fact named herein and shall not be affected by the subsequent death, disability or incompetence of the Participant. This power of attorney is irrevocable and coupled with an interest and shall remain in effect until all Withholding Requirements have been fully and unconditionally satisfied. All persons dealing with any of the attorneys-in-fact may assume that this power of attorney has not been revoked and may be relied upon.

(x) The Participant acknowledges and agrees that neither the Company, the Broker nor any of their respective affiliates, control persons, directors, officers, employees, representatives or agents shall have any liability or obligation for any losses, damages, costs or expenses of any kind or under any theory arising out of or in connection with any action taken or omitted to be taken or any delay in taking any action pursuant to or contemplated by this Section 4.4 (including the determination of any Withholding Amount or the time when any Withholding Requirement is required to be satisfied or any sale of or delay in selling or failure to sell or the price, terms or conditions of sale of any or all of the Restricted Shares), including any liability for any claim that the Participant could have made more or lost less in connection therewith or for any capital gain or loss due to the difference in time between the triggering of a Withholding Requirement and the resale of Restricted Shares in respect thereof or for violations of insider trading or other laws or for incurrence of liability for short-swing profits under Section 16(b) of the Exchange Act, except to the extent that a court of competent jurisdiction determines by final and nonappealable judgment that any such losses, damages, costs or expenses resulted from actions taken or omitted to be taken by them in bad faith or from their gross negligence or willful misconduct. References in this Section 4.4 to “selling” and correlative terms include all activities related thereto, including placement and execution of sell orders, selection of brokers and dealers, delivery of share certificates, receipt of proceeds and payment of fees and commissions.

(xi) The provisions hereof regarding sale of Restricted Shares to satisfy Withholding Requirements are also intended to constitute a trading plan within the meaning of Rule 10b5-1 under Securities Act.

(xii) The Participant accepts this Agreement and the Restricted Shares subject to, and agrees to assume, the limitations, risks and responsibilities inherent with respect to the Restricted Shares, including those mentioned in this Agreement.

ARTICLE V

FORFEITURE

Notwithstanding anything contained herein to the contrary, if the Participant engages in Detrimental Conduct, then the Compensation Committee or the Board shall have the right, in its sole and good faith judgment, to suspend (temporarily or permanently) the vesting of any or all of the Restricted Shares, extend the date for such vesting, suspend (temporarily or permanently) the Transferability of any or all of the Restricted Shares, require the forfeiture of any or all of the Restricted Shares then held by the Participant or his affiliates or related parties, or take any other actions in respect of any or all of the Restricted Shares or this Agreement.

ARTICLE VI

MISCELLANEOUS

6.1 Notices. All notices to a party must be given in writing and shall be deemed to have been duly given when delivered by hand or three days after deposited in the mail, postage prepaid or, in the case of telecopy or email notice, when received, addressed as follows or to such other address as to which the intended receiving party shall have duly given notice to the notifying party hereunder:

(i)	If to the Company, to the following address:

GrafTech International Ltd.

Brandywine West Building, Suite 301

1521 Concord Pike

Wilmington, Delaware 19803

Attn: General Counsel

Telecopy: (302) 778-8238

Email: karen.narwold@graftech.com

with a copy to:

UCAR Carbon Company Inc.

12900 Snow Road

Parma, Ohio 44130

Attn: Human Resources

Telecopy: (216) 676-2143

Email: james.pegram@graftech.com

(ii)	If to the Participant, to his or her most recent primary residential address or business telecopy or email address as shown on the records of the Company.

Amendments and Conflicting Agreements. This Agreement may be amended by a written instrument executed by the parties which specifically states that it is amending this Agreement or by a written instrument executed by the Corporation which so states if such amendment is not adverse to the Participant or relates to administrative matters. Subject to the next sentence, if there is a conflict or inconsistency between this Agreement and the Plan, the Plan shall govern. Notwithstanding anything contained herein or in the Plan to the contrary, to the extent that any severance agreement (including any agreement related to a change in control of the Corporation, however defined) provides rights, terms or conditions that are more favorable to the Participant than those provided in this Agreement or the Plan, such more favorable rights, terms and conditions shall govern.

6.3 Governing Law and Interpretation. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein without regard to the conflicts of law principles thereof. Whenever the word “including” is used herein, it shall be deemed to be followed by the phrase “without limitation”. Unless otherwise specified herein, all determinations, consents, elections and other decisions by the Company, the Board, the Compensation Committee or the Broker may be made, withheld or delayed in its sole and absolute discretion.

6.4 Internal Revenue Code Section 409A. The parties recognize that certain provisions of this Agreement may be affected by Section 409A and agree to negotiate in good faith to amend this Agreement with respect to any changes necessary or advisable to comply with Section 409A. To the extent that the Participant incurs any penalty for violations of Section 490A, the Company shall indemnify the Participant therefor.

6.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

6.6 Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument and which will be deemed effective whether received in original form or by telecopy or other electronic means.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties.

PARTICIPANT	GRAFTECH INTERNATIONAL LTD.

By:
Signed	Name:
Title:

RESTRICTED STOCK AGREEMENT

(2005 Plan Version)

This Restricted Stock Agreement (this “Agreement”), is entered into as of October 23, 2006 (the “Grant Date”), between GrafTech International Ltd. (the “Corporation”) and EMPLOYEE (the “Participant”) pursuant to the GrafTech International Ltd. 2005 Equity Incentive Plan (the “Plan”) .

BACKGROUND

The Plan allows the Corporation to provide rewards and incentives to employees of the Company by granting them shares of Common Stock. The Board or the Compensation Committee has determined that it would be in the best interest of the Corporation and its stockholders to grant the Restricted Shares to the Participant under the Plan.

In consideration of the covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

Whenever capitalized terms are used in this Agreement, they shall have the meanings set forth in this Agreement or, if not defined in this Agreement, as set forth in the written employment agreement between the Participant and the Company or, if not defined in this Agreement and if not defined in such an employment agreement or there is no such employment agreement, as set forth in the Plan. A copy of the Plan has been made available to the Participant and the terms of the Plan are incorporated herein by reference.

“Cause” shall mean:

(i) gross neglect or willful and continuing refusal by the Participant to substantially perform his or her duties or responsibilities for or owed to the Company (other than due to death, Disability or Retirement);

(ii) breach by the Participant of his or her confidentiality obligations owed to the Company;

(iii) willful engagement by the Participant in conduct which is demonstrably injurious to the Company (including a breach by the Participant of his or her confidentiality, non-competition or non-solicitation obligations owed to the Company); or

(iv) conviction or plea of nolo contendere by the Participant to a felony or a misdemeanor involving dishonesty or financial or economic wrongdoing (such as fraud, embezzlement, insider trading, bribery, theft, price fixing, graft or corrupt payments, perjury or false certification).

ARTICLE II

GRANT OF RESTRICTED SHARES

2.1 Grant of Restricted Shares. The Participant is hereby granted XXXX shares of Common Stock subject to the restrictions and conditions set forth in this Agreement. References in this Agreement to “Restricted Shares” mean the shares of Common Stock granted hereby and any cash, securities, rights or property distributed in respect thereof or issued in exchange therefor (which shall be subject to the same restrictions and provisions as such shares).

2.2 Value of Restricted Shares. The Fair Market Value of the Restricted Shares at the close of trading on the Grant Date was $             per share.

ARTICLE III

VESTING OF RESTRICTED SHARES

All of the Restricted Shares are unvested. Subject to Section 6.2, Restricted Shares shall vest at such times as described in, and to the extent provided in, Section 3.1 or 3.2, in each case subject to the limitations set forth in Section 3.3. Subject to Section 6.2, all unvested Restricted Shares shall be forfeitable as set forth in Section 3.3 and shall be non-transferable as set forth in Section 4.2. All vested Restricted Shares shall become non-forfeitable and transferable at the time they first vest, although:

(i) transferability may be subject to pre-clearance, blackout, registration and other restrictions under the Company’s insider trading and other compliance policies and procedures;

(ii) transferability may be restricted under Section 4.3 until all Withholding Requirements (as defined herein) are satisfied; and

(iii) transfers by executive officers should be reviewed in advance to determine if there would be any potential liability for short-swing profits under Section 16(b) of the Exchange Act.

3.1 Vesting. To the extent not sooner vested and unless previously forfeited pursuant to Section 3.3, all unvested Restricted Shares shall vest at the close of trading on February 26, 2010; provided that:

(i) if the Company obtains its 2007 free cash flow target for the Company as a whole as established by the Board or one of its authorized committees pursuant to the GrafTech International Ltd. Incentive Compensation Plan (the

“ICP”) in effect for 2007, then one-third of the Restricted Shares shall vest under this Section on at the close of business on February 29, 2008;

(ii) if the Company obtains its 2008 free cash flow target for the Company as a whole as established by the Board or one of its authorized committees pursuant to the ICP in effect for 2008, then one-third of the Restricted Shares shall vest under this Section on at the close of business on February 27, 2009.

3.2 Change in Control. Unless previously forfeited pursuant to Section 3.3, all unvested Restricted Shares shall vest upon the occurrence of a Change in Control.

3.3 Effect of Termination of Employment and Other Events on Vesting; Forfeiture of Unvested Restricted Shares. Unless otherwise determined by the Board or the Compensation Committee and subject to Section 6.2, all unvested Restricted Shares shall cease to vest and shall be forfeited upon the earliest to occur of:

(i) the time of notification of the termination of the Participant’s employment by the Company for Cause or Detrimental Conduct;

(ii) the date Participant’s employment with the Company terminates for any reason including resignation, retirement, disability or death; or

(iii) the date on which the Board or the Compensation Committee takes such action pursuant to Article V (or such later date as may be specified by the Board or the Compensation Committee).

3.4 Effective Date of Termination of Employment or Retirement. For purposes hereof, except as otherwise set forth in Section 3.3(i), the date of resignation or termination of employment means the last date of actual employment, even if a different date is used for administrative convenience in connection with employee retirement, benefit or welfare plans.

ARTICLE IV

PROCEDURES AFFECTING RESTRICTED SHARES

4.1 Delivery of Restricted Shares.

(i) The Restricted Shares will be delivered to the Participant in book entry or other electronic form by causing the Restricted Shares to be credited to an account for the Participant maintained by the Corporation’s transfer agent or as may otherwise be designated from time to time by the Corporation to assist in the administration of the Plan (the “Participant’s Account”).

(ii) Restricted Shares will be credited to Participant’s Account on or before the date on which they are scheduled to vest; provided, however, that, if any Restricted Shares vest before such date, such Restricted Shares shall be credited reasonably promptly (as determined by the Corporation) thereafter.

(iii) Upon vesting, the vested Restricted Shares shall be delivered to the Participant, at the Corporations option, in book entry form, by direct registration with the Corporation’s transfer agent, or by a stock certificate. Such Restricted Stock shall be subject to such stop transfer instructions as provided in connection with the Company’s insider trading and other compliance policies and procedures and except to the extent that any Restricted Shares may be sold pursuant to Section 4.3 to satisfy Withholding Requirements (as defined in Section 4.3)). Upon forfeiture of any Restricted Shares, the Broker and such transfer agent will be instructed to debit such Restricted Shares from Participant’s Account and return them to the Corporation.

(iv) Each book entry relating to Restricted Shares may otherwise include such restrictive instructions in such forms as the Corporation may deem convenient, expedient, necessary or appropriate relating to the restrictions under this Agreement, applicable securities, tax or other laws or applicable rules of any securities exchange or market.

4.2 Transfer of Restricted Shares.

(i) Unvested Restricted Shares cannot be Transferred to any Person or entity or for any purpose without the prior written consent of the Corporation. Any attempt to effect a Transfer of unvested Restricted Shares without such consent shall be null and void.

(ii) To the extent necessary (as determined by the Corporation) to permit resale by the Participant of vested Restricted Shares, the Corporation will use reasonable efforts to register the resale of such Restricted Shares under the Securities Act, so long as the Corporation is permitted to do so on Form S-3 or S-8 or a similar abbreviated form and subject to the terms and conditions set forth in the Plan and such other reasonable or customary terms and conditions as be may be imposed by the Corporation (including those relating to indemnification by the Participant for errors or omissions from information provided by the Participant).

4.3 Withholding of Taxes.

(i) The Company shall withhold or deduct from any or all payments or amounts due to or held for the Participant, whether due from the Company or held in the Participant’s Account, an amount (the “Withholding Amount”) equal to all taxes (including social security and medicare, and other governmental charges of any kind as well as income and other taxes) required to be withheld or deducted with respect to any and all taxable income and other amounts attributable to the Restricted Shares (the “Withholding Requirement”).

(ii) The Withholding Amount shall be determined by the Company.

(iii) The timing of withholding or deduction from such payments or amounts shall be determined by the Company; provided, however, that, if such taxes are required to be paid to a tax or other governmental authority before such withholding or deduction is made, then the Company shall pay such taxes when due as agent for the Participant and shall be entitled to reimbursement therefor from such payments or amounts, or otherwise.

(iv) The Corporation may restrict transfer of any or all vested Restricted Shares until all Withholding Requirements are satisfied.

(v) Unless the Participant has made or makes a timely election pursuant to Section 83(b) of the Code, the Participant authorizes the Corporation and the Broker to:

(A) sell, on his or her behalf and for his or her account, from time to time and at any time as the Corporation or the Broker may deem necessary, appropriate, convenient or expedient to satisfy each Withholding Requirement or to reimburse the Company in respect thereof, a sufficient number of Restricted Shares (as determined by the Corporation or the Broker) so that the net proceeds from such sale equal or exceed the applicable Withholding Amount; and

(B) use the net proceeds to satisfy such Withholding Requirement (with any excess net proceeds to be paid to or deposited in an account of the Participant).

(vi) If the Participant has made or makes an election pursuant to Section 83(b) of the Code, he or she shall immediately file a copy thereof with the Company and upon demand by the Company make a cash payment to the Company equal to any Withholding Amount in respect thereof.

(vii) In connection with any sale of Restricted Shares pursuant to this Section 4.3, the Participant agrees that:

(A) such sale may be aggregated with sales of restricted stock granted to other participants under the Plan or other plans of the Company;

(B) such aggregated sales may be made from time to time in one or more installments at any time;

(C) such aggregated sales may be made over time as the Corporation or the Broker may deem necessary, appropriate, convenient or expedient with a view toward avoidance or minimization of disruption of the market for the Common Stock, administrative convenience, minimization of costs and expenses or other factors; and

(D) the net proceeds from such aggregated sales and the sale prices of the shares sold may be allocated among such Restricted Shares and other shares of restricted stock and the Participant and such other participants as the Corporation or the Broker may deem reasonable.

(viii) The Participant understands that:

(A) different Withholding Requirements may arise at different times based on time of delivery or vesting of Restricted Shares, tax elections or other factors;

(B) different Withholding Requirements may be based on different values attributable to the Restricted Shares at such times or otherwise based on applicable tax laws, changes in the financial performance or prospects of the Company, changes in market or economic conditions or other factors;

(C) it may not be practicable or permissible to sell Restricted Shares to satisfy each Withholding Requirement at the time due because of rules and requirements of the Broker, administrative rules and requirements of the Company, restrictions under the Company’s insider trading and other compliance policies and procedures, potential liability for short-swing profits under Section 16(b) of the Exchange Act, applicable securities, tax or other laws, applicable rules of any securities exchange or market, or other factors; and

(D) as a result, Restricted Shares may be sold at times and values that differ, potentially significantly, from those applicable to such Withholding Requirement and that such differences can result in gains or losses, potentially significant, relative to those values and capital gains and losses for tax purposes in addition to the taxes described in Section 4.3(i).

(ix) The Participant hereby appoints each officer and assistant officer of the Corporation to be the Participant’s true and lawful agent, proxy and attorney-in-fact, with full power of substitution and re-substitution (each, an “attorney-in-fact” and, together, the “attorneys-in-fact”), to take, cause to be taken and authorize the taking of any and all actions (including the giving of instructions to sell and the approval of confirmations), to incur, cause to be incurred and authorize the incurrence of any and all costs and expenses (including brokerage commissions), to undertake, cause to be undertaken and authorize the undertaking of any and all obligations and to execute, acknowledge, file, publish and deliver, cause to be executed, acknowledged, filed, published and delivered and authorize the execution, acknowledgement, filing, publication and delivery of any and all agreements, instruments and documents (including stock powers, account agreements and related documents, and wire transfer instructions) which any such attorney-in-fact may deem necessary, appropriate, convenient or expedient to sell Restricted Shares, on behalf and for the account of the Participant, to generate net proceeds to satisfy any and all Withholding Requirements, to use net proceeds in satisfaction thereof and to otherwise give effect to the intent and purposes of this Section 4.3, all in the name of the Participant, any such attorney-in-fact, the Corporation or any Subsidiary and all at such times, in such manners, in such amounts, on such exchanges or markets, on such terms, through such brokers, dealers and accounts and otherwise as any such attorney-in-fact may determine in his or her sole and absolute discretion, and hereby grants to each attorney-in-fact the full power and authority to do any and all things necessary, convenient, expedient or appropriate in connection therewith. This power of attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the Participant in favor of persons other than the attorneys-in-fact named herein and shall not be affected by the subsequent death, disability or incompetence of the Participant. This power of attorney is irrevocable and coupled with an interest and shall remain in effect until all Withholding Requirements have been fully and unconditionally satisfied. All persons dealing with any of the attorneys-in-fact may assume that this power of attorney has not been revoked and may be relied upon.

(x) The Participant acknowledges and agrees that neither the Company, the Broker nor any of their respective affiliates, control persons, directors, officers, employees, representatives or agents shall have any liability or obligation for any losses, damages, costs or expenses of any kind or under any theory arising out of or in connection with any action taken or omitted to be taken or any delay in taking any action pursuant to or contemplated by this Section 4.3 (including the determination of any Withholding Amount or the time when any Withholding Requirement is required to be satisfied or any sale of or delay in selling or failure to sell or the price, terms or conditions of sale of any or all of the Restricted Shares), including any liability for any claim that the Participant could have made more or lost less in connection therewith or for any capital gain or loss due to the difference in time between the triggering of a Withholding Requirement and the resale of Restricted Shares in respect thereof or for violations of insider trading or other laws or for incurrence of liability for short-swing profits under Section 16(b) of the Exchange Act, except to the extent that a court of competent jurisdiction determines by final and nonappealable judgment that any such losses, damages, costs or expenses resulted from actions taken or omitted to be taken by them in bad faith or from their gross negligence or willful misconduct. References in this Section 4.3 to “selling” and correlative terms include all activities related thereto, including placement and execution of sell orders, selection of brokers and dealers, delivery of share certificates, receipt of proceeds and payment of fees and commissions.

(xi) The provisions hereof regarding sale of Restricted Shares to satisfy Withholding Requirements are also intended to constitute a trading plan within the meaning of Rule 10b5-1 under Securities Act.

(xii) The Participant accepts this Agreement and the Restricted Shares subject to, and agrees to assume, the limitations, risks and responsibilities inherent with respect to the Restricted Shares, including those mentioned in this Agreement.

Article V

FORFEITURE

Notwithstanding anything contained herein to the contrary, if the Participant engages in Detrimental Conduct, then the Compensation Committee or the Board shall have the right, in its sole and good faith judgment, to suspend (temporarily or permanently) the vesting of any or all of the Restricted Shares, extend the date for such vesting, suspend (temporarily or permanently) the Transferability of any or all of the Restricted Shares, require the forfeiture of any or all of the Restricted Shares then held by the Participant or his affiliates or related parties, or take any other actions in respect of any or all of the Restricted Shares or this Agreement.

ARTICLE VI

MISCELLANEOUS

6.1 Notices. All notices to a party must be given in writing and shall be deemed to have been duly given when delivered by hand or three days after deposited in the mail, postage prepaid or, in the case of telecopy or email notice, when received, addressed as follows or to such other address as to which the intended receiving party shall have duly given notice to the notifying party hereunder:

(i)	If to the Company, to the following address:

GrafTech International Ltd.

12900 Snow Road

Parma, Ohio 44130

Attn: General Counsel

Telecopy: (216) 676-2426

with a copy to:

UCAR Carbon Company Inc.

12900 Snow Road

Parma, Ohio 44130

Attn: Human Resources

Telecopy: (216) 676-2143

Email: james.pegram@graftech.com

(ii)	If to the Participant, to his or her most recent primary residential address or business telecopy or email address as shown on the records of the Company.

6.2 Amendments and Conflicting Agreements. This Agreement may be amended by a written instrument executed by the parties which specifically states that it is amending this Agreement or by a written instrument executed by the Corporation which so states if such amendment is not adverse to the Participant or relates to administrative matters. Subject to the next sentence, if there is a conflict or inconsistency between this Agreement and the Plan, the Plan shall govern. Notwithstanding anything contained herein or in the Plan to the contrary, to the extent that any severance agreement

(including any agreement related to a change in control of the Corporation, however defined) provides rights, terms or conditions that are more favorable to the Participant than those provided in this Agreement or the Plan, such more favorable rights, terms and conditions shall govern.

6.3 Governing Law and Interpretation. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein without regard to the conflicts of law principles thereof. Whenever the word “including” is used herein, it shall be deemed to be followed by the phrase “without limitation”. Unless otherwise specified herein, all determinations, consents, elections and other decisions by the Company, the Board, the Compensation Committee or the Broker may be made, withheld or delayed in its sole and absolute discretion.

6.4 Internal Revenue Code Section 409A. The parties recognize that certain provisions of this Agreement may be affected by Section 409A of the Code and agree to negotiate in good faith to amend this Agreement with respect to any changes necessary or advisable to comply with Section 409A. To the extent that the Participant incurs any taxes imposed to the extent caused by the Company’s failure to comply with the provisions of Section 409A of the Code, the Company shall indemnify the Participant therefor.

6.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

6.6 Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument and which will be deemed effective whether received in original form or by telecopy or other electronic means.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties.

PARTICIPANT	GRAFTECH INTERNATIONAL LTD.

	By:	/s/ Craig S. Shular
Signed	Name:	Craig S. Shular
	Title:	President & CEO

RESTRICTED STOCK AGREEMENT

(2005 Plan Version)

This Restricted Stock Agreement (this “Agreement”), is entered into as of October 5, 2007 (the “Grant Date”), between GrafTech International Ltd. (the “Corporation”) and <<NAME>> (the “Participant”) pursuant to the GrafTech International Ltd. 2005 Equity Incentive Plan (the “Plan”) .

BACKGROUND

The Plan allows the Corporation to provide rewards and incentives to employees of the Company by granting them shares of Common Stock. The Board or the Compensation Committee has determined that it would be in the best interest of the Corporation and its stockholders to grant the Restricted Shares to the Participant under the Plan.

In consideration of the covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

ARTICLE VII

DEFINITIONS

Whenever capitalized terms are used in this Agreement, they shall have the meanings set forth in this Agreement or, if not defined in this Agreement, as set forth in the written employment agreement between the Participant and the Company or, if not defined in this Agreement and if not defined in such an employment agreement or there is no such employment agreement, as set forth in the Plan. A copy of the Plan has been made available to the Participant and the terms of the Plan are incorporated herein by reference.

“Cause” shall mean:

(i) gross neglect or willful and continuing refusal by the Participant to substantially perform his or her duties or responsibilities for or owed to the Company (other than due to death, Disability or Retirement);

(ii) breach by the Participant of his or her confidentiality obligations owed to the Company;

(iii) willful engagement by the Participant in conduct which is demonstrably injurious to the Company (including a breach by the Participant of his or her confidentiality, non-competition or non-solicitation obligations owed to the Company); or

(iv) conviction or plea of nolo contendere by the Participant to a felony or a misdemeanor involving dishonesty or financial or economic wrongdoing (such as fraud, embezzlement, insider trading, bribery, theft, price fixing, graft or corrupt payments, perjury or false certification).

ARTICLE VIII

GRANT OF RESTRICTED SHARES

8.1 Grant of Restricted Shares. The Participant is hereby granted <<NUMBER>> shares of Common Stock subject to the restrictions and conditions set forth in this Agreement. References in this Agreement to “Restricted Shares” mean the shares of Common Stock granted hereby and any cash, securities, rights or property distributed in respect thereof or issued in exchange therefor (which shall be subject to the same restrictions and provisions as such shares).

8.2 Value of Restricted Shares. The Fair Market Value of the Restricted Shares at the close of trading on the Grant Date was $             per share.

ARTICLE IX

VESTING OF RESTRICTED SHARES

All of the Restricted Shares are unvested. Subject to Section 6.2, Restricted Shares shall vest at such times as described in, and to the extent provided in, Section 3.1 or 3.2, in each case subject to the limitations set forth in Section 3.3. Subject to Section 6.2, all unvested Restricted Shares shall be forfeitable as set forth in Sections 3.1 and 3.3 and shall be non-transferable as set forth in Section 4.2. All vested Restricted Shares shall become non-forfeitable and transferable at the time they first vest, although:

(i) transferability may be subject to pre-clearance, blackout, registration and other restrictions under the Company’s insider trading and other compliance policies and procedures;

(ii) transferability may be restricted under Section 4.3 until all Withholding Requirements (as defined herein) are satisfied; and

(iii) transfers by executive officers should be reviewed in advance to determine if there would be any potential liability for short-swing profits under Section 16(b) of the Exchange Act.

9.1 Vesting. To the extent not sooner vested and unless previously forfeited pursuant to Section 3.3, and subject to the forfeiture provisions set forth below in this Section 3.1,unvested Restricted Shares shall vest as follows:

(i) if the Company attains its 2008 financial performance target for the Company as a whole as established by the Board or one of its authorized committees pursuant to the GrafTech International Ltd. Incentive

Compensation Plan (the “ICP”) in effect for 2008 (the “2008 Target”), then one-third of the Restricted Shares shall vest under this Section at the close of business on February 27, 2009, provided that in the event the 2008 Target is not attained, then one-third of the Restricted Shares shall cease to vest and shall be forfeited as of February 27, 2009;

(ii) if the Company attains its 2009 financial performance target as established by the Board or one of its authorized committees (the “2009 Target”), then one-third of the Restricted Shares shall vest under this Section at the close of business on February 26, 2010, provided that in the event the 2009 Target is not attained, then one-third of the Restricted Shares shall cease to vest and shall be forfeited as of February 26, 2010;

(iii) if the Company attains its 2010 financial performance target for 2010 as established by the Board or one of its authorized committees (the “2010 Target”), then one-third of the Restricted Shares shall vest under this Section at the close of business on February 28, 2011, provided that in the event the 2010 Target is not attained, then one-third of the Restricted Shares shall cease to vest and shall be forfeited as of February 28, 2011.

9.2 Change in Control. Unless previously forfeited pursuant to Section 3.1 or 3.3, all unvested Restricted Shares shall vest upon the occurrence of a Change in Control.

9.3 Effect of Termination of Employment and Other Events on Vesting; Forfeiture of Unvested Restricted Shares. Unless otherwise determined by the Board or the Compensation Committee and subject to Section 6.2, all unvested Restricted Shares shall cease to vest and shall be forfeited upon the earliest to occur of:

(i) the time of notification of the termination of the Participant’s employment by the Company for Cause or Detrimental Conduct;

(ii) the date Participant’s employment with the Company terminates for any reason including resignation, retirement, disability or death; or

(iii) the date on which the Board or the Compensation Committee takes such action pursuant to Article V (or such later date as may be specified by the Board or the Compensation Committee).

9.4 Effective Date of Termination of Employment or Retirement. For purposes hereof, except as otherwise set forth in Section 3.3(i), the date of resignation or termination of employment means the last date of actual employment, even if a different date is used for administrative convenience in connection with employee retirement, benefit or welfare plans.

ARTICLE X

PROCEDURES AFFECTING RESTRICTED SHARES

10.1 Delivery of Restricted Shares.

(i) The Restricted Shares will be delivered to the Participant in book entry or other electronic form by causing the Restricted Shares to be credited to an account for the Participant maintained by the Corporation’s transfer agent or as may otherwise be designated from time to time by the Corporation to assist in the administration of the Plan (the “Participant’s Account”).

(ii) Restricted Shares will be credited to Participant’s Account on or before the date on which they are scheduled to vest; provided, however, that, if any Restricted Shares vest before such date, such Restricted Shares shall be credited reasonably promptly (as determined by the Corporation) thereafter.

(iii) Upon vesting, the vested Restricted Shares shall be delivered to the Participant, at the Corporations option, in book entry form, by direct registration with the Corporation’s transfer agent, or by a stock certificate. Such Restricted Stock shall be subject to such stop transfer instructions as provided in connection with the Company’s insider trading and other compliance policies and procedures and except to the extent that any Restricted Shares may be sold pursuant to Section 4.3 to satisfy Withholding Requirements (as defined in Section 4.3)). Upon forfeiture of any Restricted Shares, the Broker and such transfer agent will be instructed to debit such Restricted Shares from Participant’s Account and return them to the Corporation.

(iv) Each book entry relating to Restricted Shares may otherwise include such restrictive instructions in such forms as the Corporation may deem convenient, expedient, necessary or appropriate relating to the restrictions under this Agreement, applicable securities, tax or other laws or applicable rules of any securities exchange or market.

10.2 Transfer of Restricted Shares.

(i) Unvested Restricted Shares cannot be Transferred to any Person or entity or for any purpose without the prior written consent of the Corporation. Any attempt to effect a Transfer of unvested Restricted Shares without such consent shall be null and void.

(ii) To the extent necessary (as determined by the Corporation) to permit resale by the Participant of vested Restricted Shares, the Corporation will use reasonable efforts to register the resale of such Restricted Shares under the Securities Act, so long as the Corporation is permitted to do so on Form S-3 or S-8 or a similar abbreviated form and subject to the terms and conditions set forth in the Plan and such other reasonable or customary terms and conditions as be may be imposed by the Corporation (including those relating to indemnification by the Participant for errors or omissions from information provided by the Participant).

10.3 Withholding Taxes.

(i) The Company shall withhold or deduct from any or all payments or amounts due to or held for the Participant, whether due from the Company or held in the Participant’s Account, an amount (the “Withholding Amount”) equal to all taxes (including social security and medicare, and other governmental charges of any kind as well as income and other taxes) required to be withheld or deducted with respect to any and all taxable income and other amounts attributable to the Restricted Shares (the “Withholding Requirement”). Alternatively, the Participant may elect to pay the Withholding Amount in cash upon such terms and conditions as are acceptable to the Company.

(ii) The Withholding Amount shall be determined by the Company.

(iii) The timing of withholding or deduction from such payments or amounts shall be determined by the Company; provided, however, that, if such taxes are required to be paid to a tax or other governmental authority before such withholding or deduction is made, then the Company shall pay such taxes when due as agent for the Participant and shall be entitled to reimbursement therefor from such payments or amounts, or otherwise.

(iv) The Corporation may restrict transfer of any or all vested Restricted Shares until all Withholding Requirements are satisfied.

(v) Unless the Participant has made or makes a timely election pursuant to Section 83(b) of the Code or has paid the Withholding Amount in cash as provided above, the Participant authorizes the Corporation and the Broker to:

(A) sell, on his or her behalf and for his or her account, from time to time and at any time as the Corporation or the Broker may deem necessary, appropriate, convenient or expedient to satisfy each Withholding Requirement or to reimburse the Company in respect thereof, a sufficient number of Restricted Shares (as determined by the Corporation or the Broker) so that the net proceeds from such sale equal or exceed the applicable Withholding Amount; and

(B) use the net proceeds to satisfy such Withholding Requirement (with any excess net proceeds to be paid to or deposited in an account of the Participant).

(vi) If the Participant has made or makes an election pursuant to Section 83(b) of the Code, he or she shall immediately file a copy thereof with the Company and upon demand by the Company make a cash payment to the Company equal to any Withholding Amount in respect thereof.

(vii) In connection with any sale of Restricted Shares pursuant to this Section 4.3, the Participant agrees that:

(A) such sale may be aggregated with sales of restricted stock granted to other participants under the Plan or other plans of the Company;

(B) such aggregated sales may be made from time to time in one or more installments at any time;

(C) such aggregated sales may be made over time as the Corporation or the Broker may deem necessary, appropriate, convenient or expedient with a view toward avoidance or minimization of disruption of the market for the Common Stock, administrative convenience, minimization of costs and expenses or other factors; and

(D) the net proceeds from such aggregated sales and the sale prices of the shares sold may be allocated among such Restricted Shares and other shares of restricted stock and the Participant and such other participants as the Corporation or the Broker may deem reasonable.

(viii) The Participant understands that:

(A) different Withholding Requirements may arise at different times based on time of delivery or vesting of Restricted Shares, tax elections or other factors;

(B) different Withholding Requirements may be based on different values attributable to the Restricted Shares at such times or otherwise based on applicable tax laws, changes in the financial performance or prospects of the Company, changes in market or economic conditions or other factors;

(C) it may not be practicable or permissible to sell Restricted Shares to satisfy each Withholding Requirement at the time due because of rules and requirements of the Broker, administrative rules and requirements of the Company, restrictions under the Company’s insider trading and other compliance policies and procedures, potential liability for short-swing profits under Section 16(b) of the Exchange Act, applicable securities, tax or other laws, applicable rules of any securities exchange or market, or other factors; and

(D) as a result, Restricted Shares may be sold at times and values that differ, potentially significantly, from those applicable to such Withholding Requirement and that such differences can result in gains or losses, potentially significant, relative to those values and capital gains and losses for tax purposes in addition to the taxes described in Section 4.3(i).

(ix) The Participant hereby appoints each officer and assistant officer of the Corporation to be the Participant’s true and lawful agent, proxy and attorney-in-fact, with full power of substitution and re-substitution (each, an

“attorney-in-fact” and, together, the “attorneys-in-fact”), to take, cause to be taken and authorize the taking of any and all actions (including the giving of instructions to sell and the approval of confirmations), to incur, cause to be incurred and authorize the incurrence of any and all costs and expenses (including brokerage commissions), to undertake, cause to be undertaken and authorize the undertaking of any and all obligations and to execute, acknowledge, file, publish and deliver, cause to be executed, acknowledged, filed, published and delivered and authorize the execution, acknowledgement, filing, publication and delivery of any and all agreements, instruments and documents (including stock powers, account agreements and related documents, and wire transfer instructions) which any such attorney-in-fact may deem necessary, appropriate, convenient or expedient to sell Restricted Shares, on behalf and for the account of the Participant, to generate net proceeds to satisfy any and all Withholding Requirements, to use net proceeds in satisfaction thereof and to otherwise give effect to the intent and purposes of this Section 4.3, all in the name of the Participant, any such attorney-in-fact, the Corporation or any Subsidiary and all at such times, in such manners, in such amounts, on such exchanges or markets, on such terms, through such brokers, dealers and accounts and otherwise as any such attorney-in-fact may determine in his or her sole and absolute discretion, and hereby grants to each attorney-in-fact the full power and authority to do any and all things necessary, convenient, expedient or appropriate in connection therewith. This power of attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the Participant in favor of persons other than the attorneys-in-fact named herein and shall not be affected by the subsequent death, disability or incompetence of the Participant. This power of attorney is irrevocable and coupled with an interest and shall remain in effect until all Withholding Requirements have been fully and unconditionally satisfied. All persons dealing with any of the attorneys-in-fact may assume that this power of attorney has not been revoked and may be relied upon.

(x) The Participant acknowledges and agrees that neither the Company, the Broker nor any of their respective affiliates, control persons, directors, officers, employees, representatives or agents shall have any liability or obligation for any losses, damages, costs or expenses of any kind or under any theory arising out of or in connection with any action taken or omitted to be taken or any delay in taking any action pursuant to or contemplated by this Section 4.3 (including the determination of any Withholding Amount or the time when any Withholding Requirement is required to be satisfied or any sale of or delay in selling or failure to sell or the price, terms or conditions of sale of any or all of the Restricted Shares), including any liability for any claim that the Participant could have made more or lost less in connection therewith or for any capital gain or loss due to the difference in time between the triggering of a Withholding Requirement and the resale of Restricted Shares in respect thereof or for violations of insider trading or other laws or for incurrence of liability for short-swing profits under Section 16(b) of the Exchange Act, except to the extent that a court of competent jurisdiction determines by final and nonappealable judgment that any such losses, damages, costs or expenses resulted from actions taken or omitted to be taken by them in bad faith or from their gross negligence or willful misconduct. References in this Section 4.3 to “selling” and correlative terms include all activities related thereto, including placement and execution of sell orders, selection of brokers and dealers, delivery of share certificates, receipt of proceeds and payment of fees and commissions.

(xi) The provisions hereof regarding sale of Restricted Shares to satisfy Withholding Requirements are also intended to constitute a trading plan within the meaning of Rule 10b5-1 under Securities Act.

(xii) The Participant accepts this Agreement and the Restricted Shares subject to, and agrees to assume, the limitations, risks and responsibilities inherent with respect to the Restricted Shares, including those mentioned in this Agreement.

ARTICLE XI

FORFEITURE

Notwithstanding anything contained herein to the contrary, if the Participant engages in Detrimental Conduct, then the Compensation Committee or the Board shall have the right, in its sole and good faith judgment, to suspend (temporarily or permanently) the vesting of any or all of the Restricted Shares, extend the date for such vesting, suspend (temporarily or permanently) the Transferability of any or all of the Restricted Shares, require the forfeiture of any or all of the Restricted Shares then held by the Participant or his affiliates or related parties, or take any other actions in respect of any or all of the Restricted Shares or this Agreement.

ARTICLE XII

MISCELLANEOUS

12.1 Notices. All notices to a party must be given in writing and shall be deemed to have been duly given when delivered by hand or three days after deposited in the mail, postage prepaid or, in the case of telecopy or email notice, when received, addressed as follows or to such other address as to which the intended receiving party shall have duly given notice to the notifying party hereunder:

(i)	If to the Company, to the following address:

GrafTech International Ltd.

12900 Snow Road

Parma, Ohio 44130

Attn: General Counsel

Telecopy: (216) 676-2426

with a copy to:

UCAR Carbon Company Inc.

12900 Snow Road

Parma, Ohio 44130

Attn: Human Resources

Telecopy: (216) 676-2143

Email: brian.blowes @graftech.com

(ii)	If to the Participant, to his or her most recent primary residential address or business telecopy or email address as shown on the records of the Company.

12.2 Amendments and Conflicting Agreements. This Agreement may be amended by a written instrument executed by the parties which specifically states that it is amending this Agreement or by a written instrument executed by the Corporation which so states if such amendment is not adverse to the Participant or relates to administrative matters. Subject to the next sentence, if there is a conflict or inconsistency between this Agreement and the Plan, the Plan shall govern. Notwithstanding anything contained herein or in the Plan to the contrary, to the extent that any severance agreement (including any agreement related to a change in control of the Corporation, however defined) provides rights, terms or conditions that are more favorable to the Participant than those provided in this Agreement or the Plan, such more favorable rights, terms and conditions shall govern.

12.3 Governing Law and Interpretation. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein without regard to the conflicts of law principles thereof. Whenever the word “including” is used herein, it shall be deemed to be followed by the phrase “without limitation”. Unless otherwise specified herein, all determinations, consents, elections and other decisions by the Company, the Board, the Compensation Committee or the Broker may be made, withheld or delayed in its sole and absolute discretion.

12.4 Internal Revenue Code Section 409A. The parties recognize that certain provisions of this Agreement may be affected by Section 409A of the Code and agree to negotiate in good faith to amend this Agreement with respect to any changes necessary or advisable to comply with Section 409A. To the extent that the Participant incurs any taxes imposed to the extent caused by the Company’s failure to comply with the provisions of Section 409A of the Code, the Company shall indemnify the Participant therefor.

12.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

12.6 Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument and which will be deemed effective whether received in original form or by telecopy or other electronic means.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties.

PARTICIPANT	GRAFTECH INTERNATIONAL LTD.

	By:	/s/ Craig S. Shular
Signed	Name:	Craig S. Shular
	Title:	President & CEO